FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
2021 First Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.astfinancial.com

NOTE 1: In addition to net income as determined using U.S. Generally Accepted Accounting Principles (GAAP), we have consistently used adjusted operating income (a measure of earnings not recognized under GAAP), a financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Adjusted operating income for the periods presented consists of net income adjusted primarily to exclude realized gains and losses on investments including the change in fair value of equity securities, the change in allowances for credit losses on investments, and the change in fair value of derivatives. We also exclude from adjusted operating income, expenses related to the proposed acquisition transaction as discussed in Note 1 to our consolidated financial statements in Form 10-K for the year ended December 31, 2020.

We use adjusted operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in fair value of derivatives and equities can fluctuate greatly from quarter to quarter. These fluctuations, along with the impact of expenses associated with the proposed acquisition transaction, make it difficult to analyze core operating trends. A view of our adjusted operating performance without the impact of these items enhances the analysis of our results. We use adjusted operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

We analyze our segment results based on pre-tax adjusted operating income, which excludes the impact of certain items that are included in pre-tax net income. Pre-tax adjusted operating income is a basis allowed for segment reporting under GAAP. See Note 13 to our consolidated financial statements in Form 10-K for the year ended December 31, 2020 for further information regarding how we define our segments.
NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	March 31, 2021	December 31, 2020
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost 2021 - $7,322,930; 2020 - $7,179,303; and allowance for credit losses 2021 - $3,737, 2020 - $4,882)	$8,028,083	$8,283,687
Equity securities at fair value (cost: 2021 - $83,432; 2020 - $82,999)	88,564	88,281
Mortgage loans, net of allowance for credit losses (2021 - $1,585, 2020 - $1,553)	992,938	994,101
Real estate	955	955
Policy loans	191,580	195,666
Short-term investments	42,252	63,062
Other investments, net of allowance for credit losses (2021 - $929, 2020 - $929)	68,424	58,258
Total investments	9,412,796	9,684,010

Cash and cash equivalents	70,854	12,882
Securities and indebtedness of related parties	90,722	88,445
Accrued investment income	74,997	70,278
Amounts receivable from affiliates	2,677	3,257
Reinsurance recoverable	108,640	115,168
Deferred acquisition costs	282,682	176,085
Value of insurance in force acquired	2,239	2,304
Current income taxes recoverable	12,232	16,732
Other assets	155,996	152,929
Assets held in separate accounts	686,968	674,182

Total assets	$10,900,803	$10,996,272

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	March 31, 2021	December 31, 2020
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,874,009	$5,725,725
Traditional life insurance and accident and health products	1,899,626	1,890,547
Other policy claims and benefits	49,969	57,438
Supplementary contracts without life contingencies	266,905	274,469
Advance premiums and other deposits	285,569	271,082
Amounts payable to affiliates	203	406
Long-term debt	97,000	97,000
Deferred income taxes	150,654	211,180
Other liabilities	100,012	102,127
Liabilities related to separate accounts	686,968	674,182
Total liabilities	9,410,915	9,304,156

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,385,109 in 2021 and 24,384,109 shares in 2020	151,134	151,061
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2021 and 2020	72	72
Accumulated other comprehensive income	370,060	587,279
Retained earnings	965,643	950,687
Total FBL Financial Group, Inc. stockholders' equity	1,489,909	1,692,099
Noncontrolling interest	(21)	17
Total stockholders' equity	1,489,888	1,692,116
Total liabilities and stockholders' equity	$10,900,803	$10,996,272

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Loss) (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended March 31,
	2021	2020
Revenues:
Interest sensitive product charges	$32,741	$31,720
Traditional life insurance premiums	52,010	49,308
Net investment income	100,111	74,917
Net realized capital losses	(869)	(13,401)
Change in allowance for credit losses on investments	1,113	(12,261)
Other income	6,320	4,980
Total revenues	191,426	135,263

Benefits and expenses:
Interest sensitive product benefits	60,503	44,351
Traditional life insurance benefits	49,848	46,208
Policyholder dividends	1,605	2,529
Underwriting, acquisition and insurance expenses	38,274	39,421
Interest expense	1,213	1,213
Other expenses	12,463	7,421
Total benefits and expenses	163,906	141,143
	27,520	(5,880)
Income tax benefit (expense)	(3,687)	3,081
Equity income, net of related income taxes	3,780	228
Net income (loss)	27,613	(2,571)
Net loss attributable to noncontrolling interest	67	56
Net income (loss) attributable to FBL Financial Group, Inc.	$27,680	$(2,515)

Comprehensive loss attributable to FBL Financial Group, Inc.	$(189,539)	$(98,857)

Earnings (loss) per common share	$1.13	$(0.10)
Earnings (loss) per common share - assuming dilution	$1.13	$(0.10)

Cash dividends per common share	$0.52	$0.50
Special cash dividend per common share	$—	$1.50

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Loss) (Unaudited) - Quarterly
(Dollars in thousands, except per share data)

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Revenues:
Interest sensitive product charges	$31,720	$32,909	$35,420	$32,473	$32,741
Traditional life insurance premiums	49,308	50,329	47,792	51,320	52,010
Net investment income	74,917	110,435	105,856	106,023	100,111
Net realized capital gains (losses)	(13,401)	2,753	1,991	(3,428)	(869)
Change in allowance for credit losses on investments	—	(497)	1,903	6,656	1,113
Other income	4,980	4,784	4,883	5,400	6,320
Total revenues	135,263	200,713	197,845	198,444	191,426

Benefits and expenses:
Interest sensitive product benefits	44,351	79,103	79,803	78,944	60,503
Traditional life insurance benefits	46,208	45,112	45,529	49,592	49,848
Policyholder dividends	2,529	1,617	1,733	1,659	1,605
Underwriting, acquisition and insurance expenses	39,421	33,492	38,131	32,843	38,274
Interest expense	1,213	1,213	1,212	1,377	1,213
Other expenses	7,421	7,225	7,878	10,187	12,463
Total benefits and expenses	141,143	167,762	174,286	174,602	163,906
	(5,880)	32,951	23,559	23,842	27,520
Income tax benefit (expense)	3,081	(6,085)	(2,883)	(2,174)	(3,687)
Equity income (loss), net of related income taxes	228	(743)	277	6,144	3,780
Net income (loss)	(2,571)	26,123	20,953	27,812	27,613
Net loss attributable to noncontrolling interest	56	88	21	31	67
Net income (loss) attributable to FBL Financial Group, Inc.	$(2,515)	$26,211	$20,974	$27,843	$27,680

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$(98,857)	$249,415	$68,435	$86,035	$(189,539)

Earnings (loss) per common share	$(0.10)	$1.06	$0.85	$1.14	$1.13
Earnings (loss) per common share - assuming dilution	$(0.10)	$1.06	$0.85	$1.14	$1.13

Cash dividends per common share	$0.50	$0.50	$0.50	$0.50	$0.52
Special cash dividend per common share	$1.50	$—	$—	$—	$—

Weighted average common shares outstanding (in thousands):
Basic	24,763	24,724	24,497	24,478	24,480
Effect of dilutive securities	—	4	3	1	—
Diluted	24,763	24,728	24,500	24,479	24,480

FBL Financial Group, Inc.
Net Income (Loss) to Adjusted Operating Income Reconciliation and Pre-tax Adjusted Operating Income by Segment
(Dollars in thousands, except per share data)

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021

Net income (loss) attributable to FBL Financial Group, Inc.	$(2,515)	$26,211	$20,974	$27,843	$27,680
Net income adjustments:
Proposed acquisition transaction expenses (1)	—	—	—	2,147	2,577
Realized gains/losses on investments (2)	20,112	(1,709)	(3,300)	(2,808)	(269)
Change in net unrealized gains/losses on derivatives (2)	2,039	748	2,079	91	(6,537)
Adjusted operating income (3)	$19,636	$25,250	$19,753	$27,273	$23,451

Adjusted operating income per common share - assuming dilution (3)	$0.79	$1.02	$0.80	$1.11	$0.96

Adjusted operating return on equity, excluding AOCI - last twelve months	10.2%	9.6%	9.1%	8.4%	8.8%
Adjusted operating return on equity, including AOCI - last twelve months	8.0%	7.2%	6.6%	6.0%	6.2%

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Impact of Adjustments on FBL Net Income
Proposed acquisition transaction expenses (1)	$—	$—	$—	$(2,147)	$(2,577)
Realized gains (losses) on investments and change in fair value of equity securities and derivatives	(28,069)	426	780	3,176	10,745
Offsets: (4)
Change in amortization	(176)	134	639	(247)	(890)
Reserve change on interest sensitive products	205	656	126	84	(1,239)
Income tax	5,889	(255)	(324)	(296)	(1,810)
Net impact of net income (loss) adjustments	$(22,151)	$961	$1,221	$570	$4,229

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Pre-tax adjusted operating income by segment:
Annuity segment	$12,019	$14,917	$18,916	$15,181	$14,016
Life Insurance segment	10,267	12,260	2,641	11,490	10,886
Corporate and Other segment	219	3,706	829	4,113	1,431
Total pre-tax adjusted operating income	22,505	30,883	22,386	30,784	26,333
Income taxes on adjusted operating income	(2,869)	(5,633)	(2,633)	(3,511)	(2,882)
Adjusted operating income (3)	$19,636	$25,250	$19,753	$27,273	$23,451

(1) Amount represents the transaction expenses relating to FBL Financial Group's proposed acquisition transaction.
(2) Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves and deferred acquisition costs, as well as changes in interest sensitive product reserves and income taxes attributable to these items.
(3)    Adjusted operating income is a non-GAAP measure of earnings, see Note 1 on page 1 for additional information.
(4) The items excluded from adjusted operating income impact the amortization of deferred acquisition costs and unearned revenue reserve. Certain interest sensitive reserves as well as income taxes are also impacted.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate and indexed annuities and supplementary contracts (some of which involve life contingencies). Fixed rate and indexed annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With indexed annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies, including indexed universal life. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment includes (i) wealth management services; (ii) advisory services for the management of investments and other companies; (iii) marketing and distribution services for the sale of insurance products not issued by us; (iv) leasing services with affiliates; (v) closed blocks of variable annuity, variable life and accident and health products; (vi) interest expense and (vii) investments and related investment income not specifically allocated to our product segments.

We analyze our segment results based on pre-tax adjusted operating income. Accordingly, income taxes are not allocated to the segments. In addition, adjusted operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Annuity Segment

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$1,886	$2,079	$1,776	$2,237	$2,114
Net investment income	52,768	51,458	51,576	51,934	50,867
Total adjusted operating revenues	54,654	53,537	53,352	54,171	52,981

Adjusted operating benefits and expenses:
Interest sensitive product benefits	33,883	30,518	25,652	30,938	30,667
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	421	315	320	299	201
Amortization of deferred acquisition costs	2,646	2,397	3,384	2,439	2,415
Amortization of value of insurance in force acquired	175	175	175	164	147
Other underwriting expenses	5,510	5,215	4,905	5,150	5,535
Total underwriting, acquisition and insurance expenses	8,752	8,102	8,784	8,052	8,298
Total adjusted operating benefits and expenses	42,635	38,620	34,436	38,990	38,965
Pre-tax adjusted operating income	$12,019	$14,917	$18,916	$15,181	$14,016

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$4,635,897	$4,714,493	$4,662,809	$4,629,414	$4,752,054
Deferred acquisition costs	88,257	87,622	87,104	86,289	84,211
Value of insurance in force acquired	2,022	1,847	1,672	1,507	1,360

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$4,195,802	$4,260,316	$4,238,518	$4,191,493	$4,343,640
Other insurance reserves	332,478	329,208	322,916	317,933	314,026
Allocated equity, excluding AOCI	239,999	243,245	241,756	239,000	260,829

Other data:
Number of direct contracts	50,948	50,533	50,217	49,895	49,430

Portfolio yield net of assumed defaults	4.32%	4.28%	4.21%	4.14%	4.08%
Credited rate	2.55	2.56	2.56	2.56	2.56
Spread on individual annuities at end of quarter (1)	1.77%	1.72%	1.65%	1.58%	1.52%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$3,221,385	$3,203,598	$3,209,679	$3,221,472	$3,220,211
Deposits	55,266	34,973	43,119	42,142	53,619
Withdrawals, surrenders and death benefits	(66,299)	(51,605)	(50,945)	(65,422)	(54,639)
Net flows	(11,033)	(16,632)	(7,826)	(23,280)	(1,020)

Policyholder interest	21,479	20,811	21,125	21,962	20,177
Annuitizations and other	(28,233)	1,902	(1,506)	57	(13,929)
Balance, end of period	3,203,598	3,209,679	3,221,472	3,220,211	3,225,439
Other interest sensitive reserves	992,204	1,050,637	1,017,046	971,282	1,118,201
Total interest sensitive product reserves	$4,195,802	$4,260,316	$4,238,518	$4,191,493	$4,343,640

(1)Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Life Insurance Segment

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$20,379	$19,969	$23,243	$20,116	$20,271
Traditional life insurance premiums	49,308	50,329	47,792	51,320	52,010
Net investment income	37,575	39,271	40,198	40,454	40,199
Other income	(47)	(77)	(63)	(67)	(76)
Total adjusted operating revenues	107,215	109,492	111,170	111,823	112,404

Adjusted operating benefits and expenses:
Interest sensitive product benefits:
Interest and index credits	7,843	9,500	11,110	10,526	11,095
Death benefits and other	16,371	16,846	22,958	17,251	17,156
Total interest sensitive product benefits	24,214	26,346	34,068	27,777	28,251
Traditional life insurance benefits:
Death benefits	26,098	23,584	25,579	31,998	29,798
Surrender and other benefits	10,142	7,383	7,835	8,380	11,120
Increase in traditional life future policy benefits	9,970	14,144	12,113	9,214	8,932
Total traditional life insurance benefits	46,210	45,111	45,527	49,592	49,850
Policyholder dividends	2,529	1,617	1,733	1,659	1,605
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,832	4,662	4,547	4,782	5,184
Amortization of deferred acquisition costs	2,419	3,065	8,404	3,287	4,066
Amortization of value of insurance in force acquired	370	370	370	370	369
Other underwriting expenses	16,749	15,078	14,179	15,217	16,717
Total underwriting, acquisition and insurance expenses	24,370	23,175	27,500	23,656	26,336
Total adjusted operating benefits and expenses	97,323	96,249	108,828	102,684	106,042
	$9,892	$13,243	$2,342	$9,139	$6,362
Equity income (loss), before tax	375	(983)	299	2,351	4,524
Pre-tax adjusted operating income	$10,267	$12,260	$2,641	$11,490	$10,886

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$3,174,890	$3,191,110	$3,228,619	$3,218,873	$3,227,999
Deferred acquisition costs	346,585	350,092	346,776	353,626	357,423
Value of insurance in force acquired	12,554	12,184	11,814	11,444	11,075

Liabilities and equity:
Liabilities: (1)
Interest sensitive reserves	$1,050,311	$1,067,132	$1,086,664	$1,103,666	$1,119,467
Other insurance reserves	2,056,553	2,084,413	2,097,431	2,123,108	2,133,946
Allocated equity, excluding AOCI	504,451	514,602	520,220	528,358	525,612

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Life Insurance Segment (Continued)

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	364,286	364,117	363,880	364,729	364,103
Number of direct policies - universal life	73,508	74,178	74,450	75,612	76,036
Direct face amounts - traditional life	$53,509,739	$53,846,236	$54,192,288	$54,732,343	$55,257,482
Direct face amounts - universal life	$8,342,877	$8,442,603	$8,503,362	$8,673,699	$8,782,697

Portfolio yield net of assumed defaults	4.84%	4.80%	4.76%	4.69%	4.65%
Credited rate	3.85	3.85	3.83	3.82	3.76
Spread on universal life at end of quarter (2)	0.99%	0.95%	0.93%	0.87%	0.89%

Interest sensitive reserve activity: (1)
Balance, beginning of period	$1,039,335	$1,050,311	$1,067,132	$1,086,664	$1,103,666
Deposits	33,118	30,903	30,888	33,115	33,411
Withdrawals and surrenders	(7,205)	(6,972)	(7,675)	(5,767)	(5,676)
Net flows	25,913	23,931	23,213	27,348	27,735

Policyholder interest	7,156	8,971	9,444	9,910	10,516
Policy charges	(21,774)	(21,733)	(21,666)	(22,219)	(22,406)
Benefits and other	(319)	5,652	8,541	1,963	(44)
Balance, end of period	$1,050,311	$1,067,132	$1,086,664	$1,103,666	$1,119,467

(1)Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.
(2)Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Corporate and Other

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$10,956	$10,282	$10,246	$10,028	$10,418
Net investment income	8,057	6,879	7,306	7,298	7,494
Other income	5,027	4,861	4,946	5,467	6,396
Total adjusted operating revenues	24,040	22,022	22,498	22,793	24,308

Adjusted operating benefits and expenses:
Interest sensitive product benefits	7,626	8,205	10,310	13,921	9,303
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	699	635	669	583	658
Amortization of deferred acquisition costs	5,055	(633)	111	(1,368)	526
Other underwriting expenses	1,777	1,802	1,562	1,584	1,619
Total underwriting, acquisition and insurance expenses	7,531	1,804	2,342	799	2,803
Interest expense	1,213	1,213	1,212	1,377	1,213
Other expenses	7,421	7,225	7,878	8,040	9,886
Total adjusted operating benefits and expenses	23,791	18,447	21,742	24,137	23,205
	249	3,575	756	(1,344)	1,103
Net loss attributable to noncontrolling interest	56	88	21	31	67
Equity income (loss), before tax	(86)	43	52	5,426	261
Pre-tax adjusted operating income	$219	$3,706	$829	$4,113	$1,431

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$652,607	$641,214	$692,965	$721,175	$718,721
Deferred acquisition costs	55,656	55,912	55,381	56,659	56,377
Separate account assets	525,582	599,203	616,381	674,182	686,968

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$369,026	$368,870	$372,594	$376,114	$378,025
Other insurance reserves	83,905	80,819	82,944	85,339	84,833
Separate account liabilities	525,582	599,203	616,381	674,182	686,968
Allocated equity, excluding AOCI	328,408	325,330	324,166	334,462	330,408

Rollforward of separate account balances:
Beginning separate account balance	$645,881	$525,582	$599,203	$616,381	$674,182
Net premiums and transfers	4,313	3,466	(771)	(287)	969
Net investment income (loss)	(107,413)	86,556	37,130	75,522	32,279
Charges, benefits and surrenders	(17,199)	(16,401)	(19,181)	(17,434)	(20,462)
Ending separate account balance	$525,582	$599,203	$616,381	$674,182	$686,968

Other data:
Number of direct contracts - variable annuity	8,543	8,407	8,260	8,153	8,010
Number of direct policies - variable universal life	32,943	32,618	32,298	31,953	31,581
Direct face amounts - variable universal life	$4,043,188	$4,010,324	$3,971,325	$3,937,325	$3,896,431

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
		(Dollars in thousands)
Annuity
Balance - beginning of period	$88,295	$88,257	$87,622	$87,104	$86,289
Cumulative effect of change in accounting principle related to current expected credit loss	286	—	—	—	—
Capitalization:
Commissions	2,110	1,394	1,709	1,451	1,227
Expenses	252	126	190	322	328
Total capitalization	2,362	1,520	1,899	1,773	1,555
Amortization - adjusted operating basis, before impact of unlocking	(2,730)	(2,463)	(2,245)	(2,502)	(2,476)
Amortization - unlocking, adjusted operating basis	—	—	(1,132)	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	44	308	960	(86)	(1,157)
Balance - end of period	$88,257	$87,622	$87,104	$86,289	$84,211

Life Insurance
Balance - beginning of period	$341,143	$346,585	$350,092	$346,776	$353,626
Cumulative effect of change in accounting principle related to current expected credit loss	79	—	—	—	—
Capitalization:
Commissions	4,353	4,641	4,298	7,601	5,566
Expenses	2,380	2,059	1,850	2,289	2,046
Deferral of sales inducements	241	284	81	444	304
Total capitalization	6,974	6,984	6,229	10,334	7,916
Amortization - adjusted operating basis, before impact of unlocking	(2,514)	(3,135)	(2,895)	(3,380)	(4,189)
Amortization - unlocking, adjusted operating basis	—	—	(6,624)	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	903	(342)	(26)	(104)	70
Balance - end of period	$346,585	$350,092	$346,776	$353,626	$357,423

Corporate and Other
Balance - beginning of period	$60,245	$55,656	$55,912	$55,381	$56,659
Cumulative effect of change in accounting principle related to current expected credit loss	105	—	—	—	—
Capitalization:
Commissions	59	40	—	—	—
Deferral of sales inducements	—	6	4	7	4
Total capitalization	59	46	4	7	4
Amortization - adjusted operating basis, before impact of unlocking	(5,132)	620	15	1,421	(544)
Amortization - unlocking, adjusted operating basis	—	—	(99)	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	379	(410)	(451)	(150)	258
Balance - end of period	$55,656	$55,912	$55,381	$56,659	$56,377

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
		(Dollars in thousands)
Total
Balance - beginning of period	$489,683	$490,498	$493,626	$489,261	$496,574
Cumulative effect of change in accounting principle related to current expected credit loss	470	—	—	—	—
Capitalization:
Commissions	6,522	6,075	6,007	9,052	6,793
Expenses	2,632	2,185	2,040	2,611	2,374
Deferral of sales inducements	241	290	85	451	308
Total capitalization	9,395	8,550	8,132	12,114	9,475
Amortization - adjusted operating basis, before impact of unlocking	(10,376)	(4,978)	(5,125)	(4,461)	(7,209)
Amortization - unlocking, adjusted operating basis	—	—	(7,855)	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	1,326	(444)	483	(340)	(829)
Balance - end of period	490,498	493,626	489,261	496,574	498,011
Impact of unrealized gains in AOCI	(152,526)	(262,054)	(288,239)	(320,489)	(215,329)
Deferred acquisition costs	$337,972	$231,572	$201,022	$176,085	$282,682

FBL Financial Group, Inc.
Impact of Unlocking on Pre-tax Adjusted Operating Income

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
		(Dollars in thousands)
Annuity Segment
Amortization of deferred sales inducements reported in interest sensitive product benefits	$—	$—	$57	$—	$—
Amortization of deferred acquisition costs	—	—	(1,189)	—	—
Changes in reserves reported in interest sensitive product benefits	—	—	5,358	—	—
Increase to pre-tax adjusted operating income	$—	$—	$4,226	$—	$—

Life Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges and other income	$—	$—	$3,772	$—	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	—	(1,207)	—	—
Amortization of deferred sales inducements reported in traditional life insurance benefits	—	—	138	—	—
Amortization of deferred acquisition costs	—	—	(5,556)	—	—
Changes in reserves reported in interest sensitive product benefits	—	—	(7,270)	—	—
Decrease to pre-tax adjusted operating income	$—	$—	$(10,123)	$—	$—

Corporate and Other Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges	$—	$—	$(62)	$—	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	—	51	—	—
Amortization of deferred acquisition costs	—	—	(150)	—	—
Changes in reserves reported in interest sensitive product benefits	—	—	(659)	—	—
Decrease to pre-tax adjusted operating income	$—	$—	$(820)	$—	$—

Total impact of unlocking on pre-tax adjusted operating income	$—	$—	$(6,717)	$—	$—

FBL Financial Group, Inc.
Collected Premiums (1)

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$5,370	$4,465	$13,866	$8,343	$12,749
Renewal	17,483	14,072	8,888	10,275	16,321
Total fixed rate	22,853	18,537	22,754	18,618	29,070
Index annuity	32,641	16,436	20,647	23,524	24,912
Total individual	55,494	34,973	43,401	42,142	53,982
Group	2,605	832	1,862	1,008	1,684
Total Annuity	58,099	35,805	45,263	43,150	55,666

Life Insurance
Direct:
Universal life:
First year	8,106	5,870	6,336	6,706	6,018
Renewal	24,512	24,176	24,121	25,728	26,551
Total universal life	32,618	30,046	30,457	32,434	32,569
Whole life:
First year	1,789	1,882	2,141	3,257	3,450
Renewal	23,379	23,205	21,054	22,518	23,277
Total whole life	25,168	25,087	23,195	25,775	26,727
Term life and other:
First year	2,835	3,005	2,855	2,874	3,292
Renewal	28,302	28,329	27,636	29,302	31,301
Total term life and other	31,137	31,334	30,491	32,176	34,593
Total direct life insurance	88,923	86,467	84,143	90,385	93,889
Reinsurance	(6,288)	(7,994)	(6,477)	(6,940)	(8,384)
Total Life Insurance	82,635	78,473	77,666	83,445	85,505

Corporate and Other
Variable, net of reinsurance	13,113	11,583	10,192	10,119	11,600
Accident and health, net of reinsurance	179	71	43	79	223
Total Corporate and Other	13,292	11,654	10,235	10,198	11,823

Total collected premiums	$154,026	$125,932	$133,164	$136,793	$152,994

(1)Collected premiums is a measure of sales production not recognized under GAAP.

FBL Financial Group, Inc.
Other Information

	March 31,	June 30,	September 30,	December 31,	March 31,
	2020	2020	2020	2020	2021
		(Dollars in thousands, except per share data)

Capitalization:
Short-term debt	$10,000	$—	$—	$—	$—
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	107,000	97,000	97,000	97,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,072,858	1,083,177	1,086,142	1,101,820	1,116,849
Total capitalization, excluding AOCI	1,182,858	1,183,177	1,186,142	1,201,820	1,216,849

Accumulated other comprehensive income	258,422	481,626	529,087	587,279	370,060
Total capitalization, including AOCI	$1,441,280	$1,664,803	$1,715,229	$1,789,099	$1,586,909

Common shares outstanding	24,642,190	24,544,001	24,394,523	24,395,522	24,396,522

Book Value per Share:
Excluding AOCI	$43.54	$44.13	$44.52	$45.16	$45.78
Including AOCI	54.02	63.76	66.21	69.24	60.95

Debt-to-Capital Ratio:
Excluding AOCI	9.0%	8.2%	8.2%	8.1%	8.0%
Including AOCI	7.4	5.8	5.7	5.4	6.1

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.9%	4.1%	4.1%	4.0%	4.0%
Including AOCI	4.1	2.9	2.8	2.7	3.1

Class A Common Ownership:
Iowa Farm Bureau Federation	59.9%	60.2%	60.5%	60.5%	60.5%
Public	40.1	39.8	39.5	39.5	39.5
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	March 31,	June 30,	September 30,	December 31,	March 31,
	2020	2020	2020	2020	2021

Investment by Type:
Fixed maturity securities	57.1%	58.3%	58.6%	58.8%	58.4%
Residential mortgage-backed	7.3	7.3	7.6	7.3	7.4
Commercial mortgage-backed	12.7	12.1	12.0	11.7	11.5
Other asset-backed	7.8	8.0	7.9	7.8	8.0
Mortgage loans	11.0	10.5	10.1	10.4	10.6
Equity securities	1.0	1.0	1.0	0.9	0.9
Other	3.1	2.8	2.8	3.1	3.2

Quality of Fixed Maturity Securities:
AAA, AA, A	69.3%	67.9%	67.6%	65.7%	64.3%
BBB	28.1	28.5	28.8	30.4	31.5
BB	1.9	2.7	2.7	3.1	3.3
<BB	0.7	0.9	0.9	0.8	0.9

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,167	1,109	1,040	953	908
6 life partner states and Colorado	664	661	663	661	659
	1,831	1,770	1,703	1,614	1,567

FBL Financial Group, Inc.
Income Taxes
(Dollars in thousands)

	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021

Income tax benefit (expense)	$3,081	$(6,085)	$(2,883)	$(2,174)	$(3,687)
Tax benefit (expense) on equity income	(61)	197	(74)	(1,633)	(1,005)
Net income adjustments:
Income tax offset on net income adjustments	(5,889)	255	324	296	1,810
Income taxes on adjusted operating income	$(2,869)	$(5,633)	$(2,633)	$(3,511)	$(2,882)

Income taxes on adjusted operating income before benefits of LIHTC investments	$(3,752)	$(6,557)	$(3,493)	$(4,379)	$(3,640)
Amounts related to LIHTC investments	883	924	860	868	758
Income taxes on adjusted operating income	$(2,869)	$(5,633)	$(2,633)	$(3,511)	$(2,882)